UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2025

Zomedica Corp.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1101 Technology Drive, Suite 100, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (734) 369-2555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOMDF	OTCQB

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on June 10, 2025 (the “Annual Meeting”). At the Annual Meeting, our shareholders voted on each of the following three matters:

•	Proposal 1: Election of eight directors, each for a one-year term;

•	Proposal 2: Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2025; and

•	Proposal 3: An advisory vote to approve the compensation of our named executive officers as described in our management information circular and proxy statement for the Annual Meeting.

According to the final vote, the Company’s stockholders approved proposals 1 and 2 and did not approve proposal 3.

The final vote results for each of these four matters is set forth below.

Proposal 1: Election of Eight Directors

	For	Withheld	Broker Non-Vote
Jeffrey Rowe	95,792,896	75,566,044	208,728,775
Robert Cohen	100,785,327	70,573,613	208,728,775
Chris Macleod	95,850,378	75,508,561	208,728,775
Pam Nichols	103,110,023	68,248,916	208,728,775
Johnny D. Powers	107,607,577	63,751,362	208,728,775
Sean Whelan	96,868,224	74,490,716	208,728,775
Rodney Williams	95,228,838	76,130,102	208,728,775
Larry Heaton	85,282,021	86,076,919	208,728,775

Accordingly, stockholders elected all director nominees to hold office for terms expiring at the Company’s 2026 annual meeting of stockholders.

Proposal 2: Ratification of Independent Auditors

For:	310,647,377
Withheld:	69,440,338

Accordingly, stockholders ratified the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

Proposal 3: Advisory Vote on the Company’s Executive Compensation

The votes cast on the advisory vote to approve the compensation of our named executive officers disclosed in our management information circular and proxy statement for the Annual Meeting were as follows:

For:	56,659,992
Against:	82,373,446
Abstain:	32,325,502
Broker Non-Vote	208,728,775

Accordingly, stockholders failed to approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zomedica Corp.

	By:	/s/ Karen DeHaan-Fullerton
Karen DeHaan-Fullerton
General Counsel and Corporate Secretary

Date: June 11, 2025

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